THIS AGREEMENT made the day of 31 MAR 2021 Two Thousand And

BETWEEN SING MEI PROPERTIES LIMITED whose registered office is situated at Room 2500, Dominion Centre, 43-59 Queen's Road East, Wanchai, Hong Kong.
(hereinafter called "the Landlord") of the one part AND

PROFIT SAIL INT'L EXPRESS (H.K.) LIMITED (利航國際貨運(香港)有限公司)

whose registered office is situate at Room 1002, 10th Floor, Join-In Hang Sing Centre, No. 2 - 16 Kwai Fung Crescent, Kwai Chung, New Territories.
(hereinafter called "the Tenant") of the other part

WHEREBY IT IS AGREED as follows :-

1. The Landlord shall let and the Tenant shall take ALL THAT portion of the building known as TSING YI INDUSTRIAL CENTRE, PHASE I (hereinafter referred to as "the said building") erected on TSING YI TOWN LOT NO. 65 which said portion of the said building agreed to be let (hereinafter referred to as "the said premises") is situate at WORKSHOP NO. A1 on the GROUND FLOOR of the said building together with the use of the water closets and lavatories exclusively allocated to the Tenant its servants licencees and invitees and to use of the lifts (during such hours as the same shall be working) and the entrance hall staircase corridors and passages of the said building for the purpose of passing and repassing at all times to and from the said premises for a term of TWO (2) YEARS commencing on 21st day of February, 2021 and expiring on 20th day of February, 2023 (both days inclusive) at the rent mentioned in clause 15 hereon which to be paid by the Tenant to the Landlord monthly in advance without any deduction whatsoever. The first payment of rent shall be made on the commencing dated mentioned above and shall be for the proportion of the rent for the remainder of that month and subsequent payments shall be made on the first day of each subsequent month.

2. The Tenant hereby agrees with the Landlord as follows :-
   (a) To pay the said rent on the day and in the manner aforesaid.
   (b) To pay all water, gas and electricity charges, rates, government rent and all other outgoings in respect of the said premises (Property Tax excepted).
   (c) To pay the monthly maintenance or service charges of the said premises.
   (d) To use the said premises for industrial purposes only.

HONG KONG STAMP DUTY -1.4.21

HONG KONG STAMP DUTY PAID 00050

DUPLICATE or COUNTERPART Original Stamped with $ 1900-

(e) Not to store or place any goods machinery or other things on or in any part of the said premises which imposes a loading exceeding the maximum loading capacity of the said premises.

(f) At the Tenant's expense to well and sufficiently repair maintain and keep in proper and tenantable state of repair and condition the interior of the said premises including the lavatories and water apparatus thereof flooring, drains, sewers and all fixtures and additions thereto including the fire fighting or fire prevention equipment (if any) the air-conditioning plant all electrical installations and wirings at all times during the term of the tenancy and in particular to paint and white wash the said premises whenever required so to do by the Landlord.

(g) To replace at the Tenant's expense all broken or damage windows doors and fixtures whether the same shall have been broken or damaged by the negligence of the Tenant or owing to circumstances beyond the control of the Tenant.

(h) Not to make any alteration or additions in the said premises without first having obtained the licence or consent in writing or the Landlord thereto.

(i) Not to keep or permit or suffer to be kept on the said premises any arms ammunition, gun-powder, salt-petre or any materials of a dangerous combustible or explosive or do or cause to be done or suffer or permit any act deed matter or thing whatsoever which shall amount to a breach or non-observance of the terms and conditions contained in the Government Lease or Conditions of Grant and/or the Deed of Mutual Covenant under which the said premises are held and/or subject to.

(j) Not to do or permit to be done in or upon the said premises or any part thereof anything which may be or become a nuisance damage or disturbance to the tenants or occupiers of the other property in the neighbourhood or in anywise against the law or regulations of Hong Kong.

(k) Not to use the said premises or any part thereof or allow the same to be used for any illegal or immoral purpose.

(l) To carry out and comply with all ordinances, regulations, by-laws and rules and all notices and requirements of the appropriate Government authorities in connection with the business carried on the said premises by the Tenant and to indemnify the Landlord against all the fines penalties and losses incurred by any breach thereof.

(m) Not to put up any signboard except with the prior approval in writing of the Landlord. The Landlord shall have absolute discretion in granting or refusing such approval and shall have the right to remove at the cost and expense of the Tenant any signboard put up or displayed without such prior approval of the Landlord.

(n) Not to place or leave in the entrances or staircases and landings or any of the passages of the said premises used in common with other tenants of the Landlord any boxes furniture or rubbish or otherwise incumber the same.

(o) Not to paint affix or exhibit any name or other thing outside the said premises except in accordance with the authority or the Landlord first had and obtained.

(p) Not to do or permit to be done anything whereby the policy of insurance on the said premises against damages by fire for the time being subsisting (a copy of which the Landlord shall if required, furnish to the Tenant but at the Tenant's expense) may become void or voidable or whereby the rate of premium thereon may be increased, and to repay to the Landlord all sums paid by way of increased premium and all expenses incurred by the Landlord in or about any renewal of this clause all of which payments shall be included in the rent hereby stipulated.

(q) Not to carry on or commit or permit to be carried on or committed on the said premises any offensive trade or occupation.

(r) Not to install any furnace, boiler or other plant or equipment or use any fuel therefor that might in any circumstances produce smoke without first obtaining permission in writing from the Commissioner of Labour or other government authorities.

(s) In installing any machinery equipment or fitting in the said premises not to dig any hole in the floor or wall thereof and not to do any other damage to the said floor or wall.

(t) Not to assign, underlet, part with the possession of, or transfer the said premises or any part thereof or any interest therein, nor permit or suffer any arrangement or transaction whereby any person who is not a party to this Agreement obtains the use, possession, occupation or enjoyment of the said premises or any part thereof irrespective of whether any rental or other consideration is given therefor. The Tenancy shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing, the following

acts and events shall, unless approved in writing by the Landlord (which approval the Landlord may give or withhold at their discretion without assigning any reason therefor), be deemed to be breaches of this Clause :-

(i) In the case of a tenant which is a partnership, the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

(ii) In the case of a tenant who is an individual (including a sole surviving partner of a partnership tenant) the death, insanity or other disability of that individual, to the intent that no right to use, possess, occupy or enjoy the said premises or any part thereof shall vest in the executors, administrators, personal representatives, next of kin, trustee or committee of any such individual.

(iii) In the case of a corporation, any reconstruction amalgamation, merger or voluntary liquidation.

(iv) The giving by the Tenant of a Power of Attorney or similar authority whereby the done of the Power obtains the right to use, possess, occupy or enjoy the said premises or any part thereof or does in fact use, possess, occupy or enjoy the same.

(v) The change of the Tenant's business name without the previous written consent of the Landlord.

(u) To permit the Landlord and all persons authorised by him to enter into the said premises at all reasonable times to view the condition thereof and to give notice in writing to the Tenant or leave such notice upon the said premises of all defects and want of repair there found and within one calendar month after every such notice well and sufficiently to repair and make good such defects and want of repair accordingly.

(v) To quietly yield up the premises with the fittings fixtures and additions thereto immediately upon the expiration or sooner determination of this agreement in good clean tenantable substantial and proper repair and condition. Provided that the Landlord may at its discretion require the tenant to remove any such fittings fixtures and additions and reinstate the premises including any alterations to its original state and condition at the sole cost of the Tenant and making good any damage done by such removal and reinstatement.

3. The Landlord hereby agrees with the Tenant as follows :-

(a) That the Tenant paying the said rent and observing and performing the terms and conditions herein contained and on the part of the Tenant to be observed and performed shall peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

(b) To pay Property Tax in respect of the said premises.

4. PROVIDED ALWAYS and its hereby agreed as follows :-

(a) If the rent hereby stipulated or any part thereof shall be in arrear for 15 days (whether formally or legally demanded or not) or if the Tenant shall fail or neglect to perform or observe any of the terms and conditions herein contained and on his part to be observed and performed or if the Tenant shall become bankrupt or enter into any composition or arrangement with his creditors or suffer any distress or execution to be levied on his goods or if the Tenant for the time being is a company and shall enter into liquidation whether compulsory or voluntary (save for the purpose of construction or amalgamation), then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the said premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any antecedent breach of the Tenant's terms and conditions herein contained. A writing notice served by the Landlord on the Tenant or left at the said premises to the effect that the Landlord thereby exercise the power of re-entry herein contained shall be a full and sufficient exercise of such power notwithstanding any statutory or common law provisions to the contrary.

(b) Any notice hereunder shall be in writing. Any notice to the Tenant shall be deemed to have been sufficiently served if sent to the Tenant by registered post or left addressed to him on the said premises or at his last known address in Hong Kong. Any notice to the Landlord shall be sufficiently served if sent to him by registered post or left addressed to him at his last known address in Hong Kong. A notice sent by registered post shall be deemed to have been received at the time when in due course of post it would delivered at the address to which it is sent.

(c) The Landlord shall not be in any way responsible for any damage caused to the said premises or the contents thereof arising as a result of the negligence of any tenants or occupiers of the adjacent or neighbouring flats or floors. The Tenant shall fully indemnify the landlord against all claims demands actions and legal proceedings whatsoever made upon the Landlord in respect of any damage to any person whomsoever and/or property caused by the negligence of the Tenant.

(d) For the purpose of these presents any act default or omission of the agents servants workmen and visitors of the Tenant shall be deemed to be the act default or omission of the Tenant.

(e) For the purpose of the Distress for Rent Ordinance (Cap.7) and for the purpose of these presents the rent in respect of the said premises shall be deemed to be in arrear if not paid in advance as stipulated by Clause 1 hereof.

(f) Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of a breach by the Tenant of any of his obligations hereunder and no consent to or waiver of any breach shall be binding on the Landlord unless the same is in writing under the hand of the Landlord.

(g) During the three months immediately preceding the determination of the said term of tenancy the Landlord shall be at liberty to affix and retain without interference upon the external part of the said premises a notice for re-letting the same.

(h) In the event of the said premises or any part thereof at any time during the said term being damaged or destroyed by fire of any other cause (not attributable to the act or default or the Tenant) so as to be rendered unfit for use an occupation, then the rent hereby stipulated or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the said premises shall be again rendered fit for occupation and use Provided Always that the Landlord shall be under no obligation to reinstate the said premises if by reason of the conditions of the said premises or any local regulations or other circumstances beyond the control of the Landlord it is not practicable or reasonable so to do.

(i) The Tenant shall under any circumstances deliver up vacant possession of the said premises to the Landlord at the expiration or sooner determination of the said term notwithstanding any rule of law or equity to the contrary.

5. The Tenant shall upon signing of this Agreement pay to the Landlord by way of deposit the sum of DOLLARS FOUR HUNDRED AND FORTY THOUSAND ONLY (HK$440,000.00) HONG KONG CURRENCY as security for the due performance and observance of the terms and conditions specified herein contained on the part of the Tenant to be observed and performed. After the determination of the said tenancy and provided that the said rent hereby stipulated shall have been duly paid on the date and all other terms and conditions herein contained shall have been duly performed and observed by the Tenant the Landlord shall return to the Tenant the said deposit money without interest within 30 days after the Tenant shall have duly delivered up to the Landlord vacant possession of the said premises.

6. The Tenant hereby expressly declares that no fine, premium or any consideration either in money or in kind has been paid for the grant of this tenancy or for the possession of the said premises.

7. The Landlord does not warrant that the said premises are fit for the purpose for which the Tenant intends the said premises to be used and the Tenant shall satisfy or shall be deemed to have satisfied himself as to the user thereof and hereby agrees to obtain all requisite licences or permits and to execute and perform all act and requirements of all requisite Government or other competent authorities in respect of the carrying on of the Tenant's business on the said premises.

8. All costs and incidental to the preparation completion and stamping of this Agreement and its counterpart shall be borne by the Landlord and the Tenant in equal shares.

9. In this Agreement unless inconsistent with the context words denoting persons include corporations and firms, words denoting masculine gender include feminine gender and neuter genders, and words denoting the singular number include the plural number and vice versa.

10. Notwithstanding anything hereinbefore contained, in the event of default in payment of rent and the charges or costs hereinbefore contained which have to be paid by the Tenant for a period of fifteen days from the date on which the same falls due for payment, the Tenant shall further pay to the Landlord on demand interest on the amount in arrears a the rate of 2% per month calculated from the date on which the same becomes due for payment until the date of payment as liquidated damages and not as penalty. In the event payment of management fee and/or air conditioning charges will have been defaulted by the tenant on the due date no matter legal proceedings have been taken out by Landlord/Management Company against the tenant or not, tenant should pay up the arrears together with interest thereon and collection charges in accordance with the provisions of the Deed of the Mutual Covenant of the Building to Landlord/Management Company. Provided that the demand and/or receipt by the Landlord of interest and charges pursuant to this provision shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right of remedy hereof (including the right or re-entry) exercisable under the terms of this Agreement.

11. Should the Tenant with the express or implied consent of the Landlord continue in occupation of the said premises or any part thereof after the expiration of the said term of tenancy or any renewal thereof the Tenant shall be considered to be a calendar monthly Tenant and shall give one calendar month's notice of his intention to quit and shall be bound to quit the premises upon receiving one calendar month's notice in that behalf from the Landlord such notice to expire at the end of any current month of the tenancy.

12. The Premises shall be handed over in "as is" condition except that the Landlord shall reinstate 2 nos. of toilet within the premises to its original state and condition and repair the uneven floor before the handover.

13. The existing shutter will be handed over to the Tenant in working order the Tenant shall be responsible for the maintenance and repair of the said shutter during the tenancy period. The Landlord will only replace the said shutter if the same is broken and is not able to repair due to fair wear and tear.

14. To effect and maintain throughout the Term sufficient insurance cover in respect of the Tenant's obligation under this Agreement with a reputable insurance company to the satisfaction of the Landlord. The Tenant shall produce to the Landlord, as and when so required by the Landlord, the policy of such insurance together with the receipt for the last payment of premium and a certificate from the relevant insurance company that the policy is fully paid up and in all respects valid and subsisting. If the Tenant fails to do so, the Landlord shall be entitled (but not obliged) at the Tenant's expense to effect such insurance cover. The policy of such insurance shall (i) be in the name of the Tenant and endorsed to show the interest of the Landlord in the Premises and of the Tenant and the Building Manager in the Building; (ii) be in the amount not less than that as the Landlord may from time to time stipulate; and (iii) contain a clause to the effect that the insurance cover thereby effected and the terms and conditions thereof shall not be cancelled modified or restricted without the prior written consent of the Landlord.

15. The rent for period from 21st February, 2021 to 20th February, 2022 shall be HONG KONG DOLLARS TWO HUNDRED AND TEN THOUSAND ONLY. (HK$210,000.00) per calendar month exclusive of rates, government rent and management fees. The rent for period from 21st February, 2022 to 20th February, 2023 shall be HONG KONG DOLLARS TWO HUNDRED AND TWENTY THOUSAND ONLY. (HK$220,000.00) per calendar month exclusive of rates, government rent and management fees.

AS WITNESS the hands of the parties hereto the day and year first above written.

CHEUNG KEE WEE

SIGNED by CHUNG KIN SHU, KENNETH)
for and on behalf of)
Landlord in the presence)
of :-)
)
)

For and on behalf of
SING MEI PROPERTIES LIMITED
Director(s)

SIGNED by Kwong Kin Yiu Alfred)
For and on behalf of)
Tenant in the presence of:-)
)
)
)

For and on behalf of
PROFIT SAIL INT'L EXPRESS (H.K.) LTD.
Authorized Signature(s)

RECEIVED on the day and year first)
above written of and from the Tenant)
the sum of Hong Kong Dollars FOUR)
HUNDRED AND FORTY THOUSAND ONLY) HK$440,000.00
being the deposit money above)
expressed to be paid by the Tenant to)
the Landlord. The said deposit shall)
be transferred from the deposit)
HK$476,000.00 held under the preceding)
tenancy agreement dated 21st February,)
2019. Balance of deposit HK$36,000.00)
will be refunded to Tenant)

For and on behalf of
SING MEI PROPERTIES LIMITED
Director(s)


A1
A2
B1
B2
新路
新路
新. 路
For and on behalf of
SING MEI PROPERTIES LIMITED
Director(s)

地下 平面圖 Ground Floor Plan

TSING YI INDUSTRIAL CENTRE PHASE I

Dated the day of 20

SING MEI PROPERTIES LIMITED

AND

PROFIT SAIL INT'L EXPRESS (H.K.) LIMITED

(利航國際貨運(香港)有限公司)

****

TENANCY AGREEMENT
of

Workshop No. A1 on the Ground Floor
Tsing Yi Industrial Centre Phase I
Tsing Yi Town Lot No. 65,
Tsing Yi Island,
New Territories.

****

Term of Lease	:	TWO (2) YEARS
Commencing On	:	21st February, 2021
Expiring On	:	20th February, 2023
Monthly Rent	:	HK$210,000.00 exclusive (21/2/2021 - 20/2/2022) HK$220,000.00 exclusive (21/2/2022 - 20/2/2023)